UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

Commission File Number: 000-26181

AngioGenex, Inc.

 (Exact name of small business issuer as specified in its charter)

Nevada	86-0945116
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

425 Madison Ave., Suite 902, New York, New York 10017
(Address of principal executive offices)

(212) 644-2100
(Issuer's telephone number, including area code)

(Former name, former address and former fiscal year, If changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Items to be Included in this Report

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)  Departures of Directors

Richard Salvador, the former Chairman of the Board passed away.  There were no disagreements between Mr. Salvador  and our Board of Directors regarding any business practices or procedures.

(c)  Appointment of Director

On November 28, 2017, the following individual was appointed as a Director and non-executive Chairman of the Board:

Name	Age	Position
Michael Aronstein	66	Non-Executive Chairman of the Board

Michael Aronstein - Non-Executive Chairman of the Board - Mr. Aronstein is currently President, Portfolio Manager, and Chief Investment Officer of Marketfield Asset Management. He is one of the founding partners of Marketfield, which was created in 2007. He began his investment career in 1979 at Merrill Lynch, eventually becoming Manager of Global Investment Strategy before departing in 1987 to join Comstock Partners. Mr. Aronstein was the President of Comstock Partners for six years. In 1993, Mr. Aronstein founded West Course Capital, a discretionary commodity management firm. From 2001 to 2004, Mr. Aronstein was Chief Investment Strategist for Preservation Group, a provider of independent macroeconomic and strategic research to professional investors. In 2004, he joined Oscar Gruss & Son Incorporated and served as Chief Investment Strategist. Mr. Aronstein graduated from Yale College with a Bachelor of Arts degree in 1974.

The Board of Directors has determined that among its members Michael Aronstein is currently the only “independent director” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers.

We have not entered into a Director Services Agreement with Mr. Aronstein and no compensation has been paid or is currently planned to be paid to him.

There are no family relationships among any of our directors or officers.

ITEM 7.01.  Regulation FD Disclosure

On December 5, 2017, AngioGenex issued a press release announcing an appointment of Michael Aronstein as non-executive Chairman of the Board of AngioGenex.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01.  Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued December 5, 2017 by AngioGenex * This exhibit is intended to be furnished and shall not be deemed "filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AngioGenex, Inc. (Registrant) Date: December 5, 2017 By: /s/ Robert Benezra Robert Benezra Chief Executive Officer